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                                                                   EXHIBIT 10.03

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, THESE SECURITIES MAY NOT BE RESOLD OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL FOR OR SATISFACTORY TO THE ISSUER, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR SALE OR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF CALIBER AT THE PRINCIPAL EXECUTIVE OFFICES OF CALIBER. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

           Void after 5:00 p.m. Baltimore Time, on November 22, 2006 or earlier pursuant to the terms hereof.

                              WARRANT TO PURCHASE

                               752,689 SHARES OF

                             CLASS A COMMON STOCK

                                      OF

                        CALIBER LEARNING NETWORK, INC.


     This is to certify that, FOR VALUE RECEIVED, MCI TELECOMMUNICATIONS CORPORATION or its permitted transferees and assigns pursuant to Section (d) hereof ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Caliber Learning Network, Inc., a corporation organized under the laws of the State of Maryland ("Caliber"), 752,689 shares of Class A Common Stock, par value $.01 per share of Caliber ("Warrant Shares") at a price of $5.025 per share (the "Exercise Price") until the Expiration Date. The number of Warrant Shares to be received upon the exercise of this Warrant and the Exercise Price to be paid for each such Warrant Share shall be adjusted from time to time as hereinafter set forth.

     (a)  EXERCISE OF WARRANT; EXPIRATION DATE OF WARRANT.  This Warrant may be
          -----------------------------------------------
exercised as to all but not less than all of the Warrant Shares at any time, until 5:00 p.m., Baltimore, Maryland time on November 22, 2006 (the "Expiration Date"), provided, however, that if such day is a day on which banking institutions in the State of Maryland are authorized by law to close, then the Expiration Date shall be the next succeeding day which shall not be such a day. This Warrant shall be exercised by presentation and surrender hereof to Caliber at its principal office, or at the office of its transfer agent, if any, with the Exercise Form annexed hereto duly executed (with signature guaranteed if required by Caliber or its transfer agent) and accompanied by payment of the aggregate Exercise Price for all Warrant Shares being purchase and any applicable taxes. As soon as practicable after exercise of this Warrant but not later than seven (7) business days from the date of such exercise, Caliber shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares, registered in the name of the Holder or the Holder's permitted designee. Upon receipt by Caliber of this Warrant at its office, or by the transfer agent of Caliber at its office, in proper form for exercise, together with the aggregate Exercise Price thereof and taxes as aforesaid in cash or certified or bank check and the investment letter described below, the Holder shall be deemed to be the holder of record of the shares of Class A Common Stock issuable upon such exercise, notwithstanding that the transfer books of Caliber shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder. It shall be a condition of the exercise of this Warrant that the Holder shall deliver to Caliber an investment letter in the form as customarily used by Caliber from time to time in connection with the exercise of non-registered options and warrants which are issued by Caliber. It is further understood that certificates for this Warrant Shares to be issued upon exercise of this Warrant shall contain a restrictive legend in accordance with Section
(i) hereof.

     (b)  ISSUANCE OF SHARES; ADJUSTMENT IN NUMBER OF WARRANT SHARES.  All
          ----------------------------------------------------------
Warrant Shares issuable upon exercise of this Warrant shall, upon issuance thereof in accordance with the terms of this Warrant, be duly authorized, validly issued, fully-paid and non-assessable and, without limiting the generality of the foregoing, Caliber covenants and agrees that it will from time to time take all such actions as may be required to assure that the par value per share of the Class A Common Stock is at all times equal to or less than the effective Exercise Price.

     (c)  FRACTIONAL SHARES.  No fractional shares or scrip representing
          -----------------
fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, Caliber shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value a share of Class A Common Stock, which value shall be an amount, calculated as follows: If the Class A Common Stock is then trading on the Nasdaq Stock Market or other national securities exchange or listed on an over-the-counter market, the Fair Market Value per share shall be the average of the reported per share last sale price or last bid price, as the case may be, for the ten business days preceding exercise of this Warrant; or, if not so traded or listed, then as negotiated in good faith between Caliber and the Holder; provided, that, if agreement between the Holder and Caliber cannot be reached, then the Fair Market Value shall be determined by independent appraisal using the process set forth in Section 3.2 of the Stockholders' Agreement, as in effect from time to time.

     (d)  TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.  This Warrant may not be
          ---------------------------------------
transferred or assigned in part at any time by the Holder. This Warrant may not be transferred or assigned in whole except to an Affiliate only together with all shares of Series A Convertible Preferred Stock and Class A Common Stock then owned by the Holder and, then only as expressly permitted by Section (i) hereof. Notwithstanding the preceding sentence, no transfer of this Warrant shall be made to any Affiliate of the Holder that is then engaged in any business
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competitive with Caliber's then business. If the terms of this Section (d) and
Section (i) hereof permit, upon surrender of this Warrant to Caliber at its principal office or at the office of its transfer agent, if any, with the Assignment Form annexed hereto duly executed (with signature guaranteed, if required by Caliber or its transfer agent) and funds sufficient to pay any transfer tax, Caliber shall, without charge, execute and deliver a new Warrant in the name of the assignee Affiliate of Holder named in such instrument of assignment and this Warrant shall promptly be canceled. The term "Warrant" as used herein includes any Warrant for which this Warrant has been so transferred. Upon receipt by Caliber of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonable satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, Caliber will execute and deliver a new Warrant of like tenor, date and amount. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of Caliber, whether or not the original Warrant shall be at any time enforceable by anyone.

     (e)  RIGHTS OF THE HOLDER.  The Holder shall not, by virtue hereof, be
          --------------------
entitled to any rights of a holder of shares of Capital Stock of Caliber, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against Caliber except to the extent set forth herein.

     (f)  ANTI-DILUTION PROVISIONS.  So long as this Warrant shall be
          ------------------------
outstanding, the following shall apply:

          (1) The number of Warrant Shares for which this Warrant is exercisable shall be adjusted from time to time as necessary so that the Warrant Shares shall thereafter continue to equal seven percent (7%) of the total number of shares of Capital Stock of Caliber that would be outstanding after giving effect to exercise of this Warrant; provided, however, that no such adjustment shall be made on account of (a) any shares of Capital Stock issued by Caliber in any transaction as to which the Holder was given the preemptive right to subscribe for and purchase its pro rata share thereof on a Fully Diluted Basis and declined or failed to so subscribe and purchase other than shares in connection with an Initial Public Offering; or (b) that number of shares of Capital Stock issued by Caliber in its Initial Public Offering in excess of twenty percent (20%) of the total number of shares of Capital Stock outstanding immediately following consummation of the Initial Public Offering. For purposes of any adjustment pursuant to Section (b) above, shares issued by Caliber as a result of exercise of the underwriters' over-allotment option in the Initial Public Offering shall be deemed to be outstanding only to the extent that the shares as to which the underwriters had a firm commitment to purchase from Caliber represented 20% or less of the total number of shares of Capital Stock outstanding following consummation of the Initial Public Offering but before exercise of such underwriters' over-allotment option. Any adjustment pursuant to this subsection (1) shall be made successively whenever any event listed above shall occur.

          (2) if Caliber shall (a) pay a dividend in, or make a distribution on, its outstanding shares of Common Stock in shares of Common Stock, (b) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (c) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution, or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted as of the effective date of such event by multiplying such Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately following such event and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior thereto. For example, if Caliber declares a 2-for-1 share split and the Exercise Price immediately prior to such event was $5.025 per share, the adjusted Exercise Price immediately after such event shall be adjusted to $2.513 per share. Any such adjustment shall be made successively whenever any event listed above shall occur.

          (3) in case of (a) any capital reorganization of Caliber, or (b) the consolidation or merger of Caliber with or into another corporation or other entity, (c) a statutory share exchange whereby Caliber's Common Stock is converted into property other than cash, or (d) the sale, transfer or other disposition of all or substantially all of the property, assets or business of Caliber as a result of which property other than cash or securities shall be payable or distributable to the holders of the Common Stock, then, in each such case, this Warrant shall thereafter be exercisable for the number and class of shares or other securities or property of the corporation or other entity resulting from such consolidation or merger or with or to which such statutory share exchange, sale, transfer or other disposition shall have been made, to which the shares of Class A Common Stock otherwise issuable upon exercise of this Warrant would have been entitled upon such reorganization, consolidation, merger, statutory share exchange, or sale, transfer or other disposition had they been outstanding at the time thereof. In any such case, appropriate adjustment, as determined by the Board of Directors, shall be made in the application of the provisions set forth in this subsection (3) with respect to the exercise of this Warrant thereafter, to the end that such provisions shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or securities or other property thereafter issuable or deliverable upon exercise of this Warrant. Proper provision shall be made as a part of the terms of any such reorganization, consolidation, merger, statutory share exchange or sale, transfer or other disposition whereby the exercisability of this Warrant shall be protected and preserved in accordance with the provisions of this subsection (3). The provisions of this subsection (3) shall similarly apply to successive capital reorganizations, consolidations, mergers, statutory share exchanges, sales, transfers or other dispositions of property as aforesaid.

          (4) Subject to any adjustment provided for in Section (f)(1), if, after issuing to the Stockholders the Initial Equity Capital, Caliber shall issue to any person or entity (other than the Holder) any shares of Common Stock, or rights, options (other than

     Management Options) or warrants entitling them to subscribe for or purchase a share of Common Stock at a price per share which is less than the Exercise Price per Warrant Share, the number of Warrant Shares thereafter issuable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares heretofore issuable upon exercise of this Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such right or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current aggregate Exercise Price for the Warrant Shares. Such adjustment shall be made whenever such rights, options (other than Management Options) or warrants are issued, and shall become effective immediately after the record date for the determination of the holders of the Corporation's shares entitled to receive such rights or warrants.

          (5) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to any of the above subsections, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof (the "Aggregate Exercise Price") and dividing the product so obtained by the Exercise Price, as adjusted. Whenever the number of Warrant Shares issuable upon exercise of this Warrant is adjusted pursuant to any of the subsections above, the Exercise Price payable upon exercise of this Warrant shall simultaneously be adjusted by dividing the Aggregate Exercise Price by the number of Warrant Shares, as adjusted.

          (6) All calculations under this Section (f) shall be made to the nearest cent or to the nearest whole Warrant Share, as the case may be.

          (7) In the event that at any time, as a result of an adjustment made pursuant to this Section (f), the Holder of this Warrant thereafter shall become entitled to exercise this Warrant for any shares of Capital Stock of Caliber, other than shares of Class A Common Stock, thereafter the number of such other shares receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Class A Common Stock contained in this Section (f).

     (g)  OFFICER'S CERTIFICATE.  Whenever the Exercise Price or the number of
          ---------------------
Warrant Shares shall be adjusted as required by Section (f) hereof, Caliber shall promptly file in the custody of its Secretary or an Assistant Secretary at its principal office and with its transfer agent, if any, an officer's certificate showing the adjusted Exercise Price and/or adjusted number of Warrant Shares, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional Warrant Shares, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Caliber shall, promptly after each such adjustment, mail, by certified mail, a copy of such certificate to the Holder at its address as shown on Caliber's records.

     (h)  NOTICES TO HOLDER.  So long as this Warrant shall be outstanding, (i)
          -----------------
if Caliber shall pay any dividend or make any distribution upon the Common Stock, or (ii) if Caliber shall offer to the holders of Common Stock for subscription or purchase by them any shares of any class or any other rights, to subscribe for or purchase shares, or (iii) if any capital reorganization of Caliber, reclassification of the shares, consolidation or merger of Caliber with or into another corporation or other entity, statutory share exchange or sale, lease or transfer of all or substantially all of the property and assets of Caliber to another corporation or other entity, or voluntary or involuntary dissolution, liquidation or winding up of Caliber shall be effected, then in any such case, Caliber shall cause to be mailed by certified mail to the Holder, at least 15 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of shares of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, statutory share exchange, conveyance, dissolution, liquidation or winding up.

     (i)  SECURITIES LAW COMPLIANCE
          -------------------------

          (1) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, transfer, assign or otherwise dispose of this Warrant or any shares of Class A Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by Caliber, confirm in writing, in a form satisfactory to Caliber, that the shares of Class A Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

          (2) This Warrant and all shares of Class A Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

          THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE

     STATE SECURITIES LAWS, AND, ACCORDINGLY, THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL FOR OR SATISFACTORY TO THE ISSUER, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR SALE OR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF CALIBER AT THE PRINCIPAL EXECUTIVE OFFICES OF CALIBER.

     (j)  AMENDMENTS.  Neither this Warrant nor any term hereof may be changed,
          ----------
waived, discharged or terminated without the prior written consent of the Holder and Caliber.

     (k)  DEFINITIONS.  All capitalized terms used herein which are not
          -----------
otherwise defined herein shall have the meanings ascribed to them in the Stockholders' Agreement, dated as of the date of this Warrant, by and among Caliber, the Holder and certain other Stockholders of Caliber, as the same may be amended from time to time, a copy of which is available for inspection at the principal executive offices of Caliber.

     (l)  NO IMPAIRMENT.  Caliber will not avoid or seek to avoid the observance
          -------------
or performance of any of the terms to be observed or performed hereunder by Caliber, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

     (m)  GOVERNING LAW.  This Agreement shall be governed by and construed
          -------------
under the laws of the State of Maryland.

     (n)  NOTICES.  All notices and other communications required or permitted
          -------
hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Holder, to MCI Telecommunications Corporation, 1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006 Attention: Ms. Susan Mayer, Senior Vice President of Corporate Development, with a copy to MCI's General Counsel or (b) if to Caliber, to Caliber Learning Network, Inc., c/o Sylvan Learning Systems, Inc., 9135 Guilford Road, Columbia, Maryland 21046
Attention: Douglas L. Becker, or at such other address as the Holder or Caliber shall have furnished to the other party in writing.

     IN WITNESS WHEREOF, Caliber Learning Network, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized, on the 22nd day of November, 1996.

                                   CALIBER LEARNING NETWORK, INC.

                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________

                                 EXERCISE FORM
                                 -------------

                                                Dated ____________________, ____

     The undersigned hereby irrevocably elects to exercise its rights pursuant
to this Warrant by purchasing     *     shares of Class A Common Stock of
                              ---------
Caliber Learning Network, Inc., and hereby makes payment of $_________ in payment of the exercise price thereof.

                                   HOLDER:

                                   Name:   ____________________________
                                   By:     ____________________________
                                   Title:  ____________________________

______________
*  Must represent all Warrant Shares for which this Warrant is exercisable.

                                ASSIGNMENT FORM
                                ---------------

FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers unto

Name____________________________________________________________________________
                  (Please typewrite or print in block letters)

Address_________________________________________________________________________

the right to purchase all shares of Class A Common Stock of Caliber Learning Network, Inc., represented by this Warrant and does hereby irrevocably constitute and appoint ____________________________ as Attorney, to transfer the same on the books of Caliber with full power of substitution in the premises.

Date ___________________, ______         HOLDER

                                         Name:    _________________________
                                         By:      _________________________
                                         Title:   _________________________